PURCHASE AGREEMENT

Dated as of October 24, 2007

between

EMC MORTGAGE CORPORATION

and

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

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Bear Stearns Structured Products Inc. Trust 2007-R3,
Grantor Trust Certificates,
Series 2007-R3

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PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of October 24, 2007, as amended and supplemented by any and all amendments hereto (collectively, the “Agreement”), is by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the “Sponsor”), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the “Depositor”).

Upon the terms and subject to the conditions of this Agreement, the Sponsor agrees to sell and the Depositor agrees to purchase the mortgage pass-through certificates described on Schedule A hereto (the “Underlying Securities”).  The Depositor intends to sell the Underlying Securities to Bear Stearns Structured Products Inc. Trust 2007-R3 (the “Issuing Entity”) and cause the issuance of the Grantor Trust Certificates, Series 2007-R3, under the Grantor Trust Agreement, dated as of October 24, 2007 (the “Grantor Trust Agreement”), by and between the Depositor and Wells Fargo Bank, N.A., as grantor trust trustee (the “Grantor Trust Trustee”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Conveyance of the Underlying Securities.  The Sponsor hereby agrees to transfer, assign, set over and otherwise convey to the Depositor, on October 24, 2007 (the “Closing Date”), all the right, title and interest of the Sponsor in and to the Underlying Securities identified on Schedule A attached hereto, and the Depositor agrees to pay to the Sponsor the purchase price of 100% of the principal balance thereof.  On the Closing Date, the Sponsor shall cause the Underlying Securities to be transferred to the Grantor Trust Trustee, as grantor trust trustee on behalf of Grantor Trust Certificateholders (as defined in the Grantor Trust Agreement).

SECTION 2. Representations and Warranties Concerning the Sponsor.  As of the date hereof and as of the Closing Date, the Sponsor represents and warrants to the Depositor as follows:

(a) the Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.  The Sponsor has the full power and authority and legal right to own the Underlying Securities, to transfer and convey the Underlying Securities and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

(b) the execution and delivery by the Sponsor of this Agreement have been duly authorized by all necessary corporate action on the part of the Sponsor; and neither the execution and delivery of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Sponsor or its properties or the certificate of incorporation or by-laws of the Sponsor;

(c) the execution, delivery and performance by the Sponsor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency;

(d) this Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Sponsor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and court decisions with respect thereto);

(e) there are no actions, suits or proceedings pending or, to the knowledge of the Sponsor, threatened or likely to be asserted against or affecting the Sponsor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Sponsor will be determined adversely to the Sponsor and will if determined adversely to the Sponsor materially and adversely affect the Sponsor’s ability to perform its obligations under this Agreement; and the Sponsor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

(f) the information set forth on Schedule A with respect to the Underlying Securities is true and correct; and

(g) the Sponsor purchased the Underlying Securities for value in good faith without notice of adverse claim, has not granted, created, received notice of or become aware of any adverse claim, lien, pledge, security interest or encumbrance against the Underlying Securities, including without limitation, those arising by operation of law which will not be released as of the Closing Date (collectively, “Liens”) and upon transfer of the Underlying Securities as provided herein, the Depositor will acquire the Underlying Securities free and clear of any Liens.

SECTION 3. Representations and Warranties Concerning the Depositor.  As of the date hereof and as of the Closing Date, the Depositor represents and warrants to the Sponsor as follows:

(a) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(b) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or by-laws of the Depositor;

(c) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency;

(d) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Sponsor, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and court decisions with respect thereto); and

(e) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor’s ability to perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 4. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the parties hereto or their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of the Sponsor or the Depositor, as the case may be, or any of their officers or directors or any controlling person and will survive delivery of and payment for the Underlying Securities and any termination of this Agreement.

SECTION 5. Notices. All communications hereunder will be in writing, and, if sent to the Sponsor, will be mailed, delivered or telegraphed and confirmed to it at EMC Mortgage Corporation, 2780 Lake Vista Drive, Lewisville, Texas 75067, (Telecopy: (214) 626-4714), attention: General Counsel; or if sent to the Depositor, will be mailed, delivered or telegraphed and confirmed to it at Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212) 272-7206), Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day

SECTION 6. Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and their officers and directors and controlling persons, and no other person will have any rights or obligations hereunder.  No party to this Agreement may assign any rights or obligations hereunder without the prior written consent of the other party.

SECTION 7. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 8. Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

EMC MORTGAGE CORPORATION,
Sponsor

By:	/s/ Jacqueline Oliver
Name:	Jacqueline Oliver
Title:	Senior Vice President

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
Depositor

By:	/s/ Joseph T. Jurkowski, Jr.
Name:	Joseph T. Jurkowski, Jr.
Title:	Vice President

SCHEDULE A

UNDERLYING SECURITIES

Full Name of Series	Initial and Current Principal Balance	Principal Balance Included in Trust	Class % of Current Principal Balance Sold under this Agreement
Structured Asset Mortgage Investments II Trust 2007-AR7, Mortgage Pass-Through Certificates, Series 2007-AR7, Class III-A-2 Certificates	$10,759,000	$10,759,000	100.00%
Structured Asset Mortgage Investments II Trust 2007-AR7, Mortgage Pass-Through Certificates, Series 2007-AR7, Class A-4 Certificates	$134,917,000	$14,000,000	10.3768%